$150,000,000.00

                                CREDIT AGREEMENT

                                  dated as of

                                 April 20, 1995

                                     among

                            THE VALSPAR CORPORATION

                            The Banks Listed Herein

                        WACHOVIA BANK OF GEORGIA, N.A.,
                                    as Agent

                                      and

                                 Chemical Bank,
                                  as Co-Agent


                               TABLE OF CONTENTS

                                CREDIT AGREEMENT

                                                                                                                 Page

                                                ARTICLE I

                                  DEFINITIONS

SECTION 1.01. Definitions.......................................................................................  1

SECTION 1.02. Accounting Terms and Determinations............................................................... 15

SECTION 1.03. References........................................................................................ 16

SECTION 1.04. Use of Defined Terms.............................................................................. 16

SECTION 1.05. Terminology....................................................................................... 16

                                                ARTICLE II

                                  THE CREDITS

SECTION 2.01. Commitments to Lend............................................................................... 17

SECTION 2.02. Method of Borrowing............................................................................... 18

SECTION 2.03. Money Market Loans................................................................................ 21

SECTION 2.04. Notes............................................................................................. 24

SECTION 2.05. Maturity of Loans................................................................................. 25

SECTION 2.06. Interest Rates.................................................................................... 25

SECTION 2.07. Fees; Calculations................................................................................ 27

SECTION 2.08. Optional Termination or Reduction
                      of Commitments............................................................................ 28

SECTION 2.09. Termination of Commitments........................................................................ 29

SECTION 2.10. Optional Prepayments.............................................................................. 29

SECTION 2.11. Mandatory Prepayments............................................................................. 29

SECTION 2.12. General Provisions as to Payments................................................................. 29

SECTION 2.13. Computation of Interest and Fees.................................................................. 32

                                               ARTICLE III

                      CONDITIONS TO CLOSING AND BORROWINGS

SECTION 3.01. Conditions to Closing.  .......................................................................... 33

SECTION 3.02. Conditions to All Borrowings...................................................................... 34

                                                ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Corporate Existence and Power..................................................................... 35

SECTION 4.02. Corporate and Governmental Authorization;
                      No Contravention.......................................................................... 35

SECTION 4.03. Binding Effect.................................................................................... 36

SECTION 4.04. Financial Information............................................................................. 36

SECTION 4.05. No Litigation..................................................................................... 36

SECTION 4.06. Compliance with ERISA............................................................................. 36

SECTION 4.07. Compliance with Laws; Payment of Taxes............................................................ 36

SECTION 4.08. Subsidiaries...................................................................................... 37

SECTION 4.09. Investment Company Act............................................................................ 37

SECTION 4.10. Public Utility Holding Company Act................................................................ 37

SECTION 4.11. Ownership of Property; Liens...................................................................... 37

SECTION 4.12. No Default........................................................................................ 38

SECTION 4.13. Full Disclosure................................................................................... 38

SECTION 4.14. Environmental Matters............................................................................. 38

SECTION 4.15. Capital Stock..................................................................................... 39

SECTION 4.16. Margin Stock...................................................................................... 39

SECTION 4.17. Insolvency........................................................................................ 39

                                                ARTICLE V

                                   COVENANTS

SECTION 5.01. Information....................................................................................... 39

SECTION 5.02. Inspection of Property, Books and Records......................................................... 42

SECTION 5.03. Leverage Ratio.................................................................................... 42

SECTION 5.04. Minimum Shareholders' Equity...................................................................... 42

SECTION 5.05. Acquisitions...................................................................................... 42

SECTION 5.06. Negative Pledge................................................................................... 42

SECTION 5.07. Maintenance of Existence.......................................................................... 44

SECTION 5.08. Dissolution....................................................................................... 44

SECTION 5.09. Consolidations, Mergers and Sales of Assets....................................................... 44

SECTION 5.10. Use of Proceeds................................................................................... 45

SECTION 5.11. Compliance with Laws; Payment of Taxes............................................................ 45

SECTION 5.12. Insurance......................................................................................... 45

SECTION 5.13. Maintenance of Property........................................................................... 45

SECTION 5.14. Environmental Notices............................................................................. 45

SECTION 5.15. Environmental Matters............................................................................. 45

SECTION 5.16. Environmental Release............................................................................. 46

SECTION 5.17. More Restrictive Agreements....................................................................... 46

SECTION 5.18. Transactions with Affiliates...................................................................... 46

SECTION 5.19. New Wholly Owned Domestic Subsidiaries
                      to Become Guarantors...................................................................... 47

                                                ARTICLE VI

                                    DEFAULTS

SECTION 6.01. Events of Default................................................................................. 47

SECTION 6.02. Notice of Default................................................................................. 50

                                               ARTICLE VII

                                   THE AGENT

SECTION 7.01. Appointment; Powers and Immunities................................................................ 50

SECTION 7.02. Reliance by Agent................................................................................. 51

SECTION 7.03. Defaults.......................................................................................... 52

SECTION 7.04. Rights of Agent as a Bank......................................................................... 52

SECTION 7.05. Indemnification................................................................................... 52

SECTION 7.06  CONSEQUENTIAL DAMAGES............................................................................. 53

SECTION 7.07. Payee of Note Treated as Owner.................................................................... 53

SECTION 7.08. Nonreliance on Agent, Co-Agent and
                      Other Banks............................................................................... 53

SECTION 7.09. Failure to Act.................................................................................... 54

SECTION 7.10. Resignation or Removal of Agent................................................................... 54

                                               ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

SECTION 8.01. Basis for Determining Interest Rate
                      Inadequate or Unfair...................................................................... 55

SECTION 8.02. Illegality........................................................................................ 55

SECTION 8.03. Increased Cost and Reduced Return................................................................. 56

SECTION 8.04. Base Rate Loans Substituted for
                      Euro-Dollar Loans......................................................................... 57

SECTION 8.05. Compensation...................................................................................... 58

                                                ARTICLE IX

                                 MISCELLANEOUS

SECTION 9.01. Notices........................................................................................... 59

SECTION 9.02. No Waivers........................................................................................ 59

SECTION 9.03. Expenses; Documentary Taxes....................................................................... 59

SECTION 9.04. Indemnification................................................................................... 60

SECTION 9.05  Setoff; Sharing of Setoffs........................................................................ 60

SECTION 9.06. Amendments and Waivers............................................................................ 61

SECTION 9.07. No Margin Stock Collateral........................................................................ 62

SECTION 9.08. Successors and Assigns............................................................................ 62

SECTION 9.09. Confidentiality................................................................................... 65

SECTION 9.10. Representation by Banks........................................................................... 65

SECTION 9.11. Obligations Several............................................................................... 66

SECTION 9.12. Georgia Law....................................................................................... 66

SECTION 9.13. Severability...................................................................................... 66

SECTION 9.14. Interest.......................................................................................... 66

SECTION 9.15. Interpretation.................................................................................... 67

SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction..................................................... 67

SECTION 9.17. Counterparts...................................................................................... 68


EXHIBIT A-1       Form of Syndicated Loan Note

EXHIBIT A-2       Form of Swing Loan Note

EXHIBIT A-3       Form of Money Market Loan Note

EXHIBIT B                  Form of Opinion of Counsel for the Borrower

EXHIBIT C                  Form of Opinion of Special Counsel for the Agent

EXHIBIT D                  Form of Assignment and Acceptance

EXHIBIT E                  Form of Notice of Borrowing

EXHIBIT F                  Form of Compliance Certificate

EXHIBIT G                  Form of Closing Certificate

EXHIBIT H                  Form of Money Market Quote Request

EXHIBIT I                  Form of Money Market Quote

EXHIBIT J                  Form of Guaranty

EXHIBIT K                  Form of Contribution Agreement

Schedule 4.08     Subsidiaries

Schedule 4.14     Environmental Matters


                                CREDIT AGREEMENT


                  CREDIT AGREEMENT dated as of April 20, 1995 among THE VALSPAR CORPORATION, the BANKS listed on the signature pages hereof, WACHOVIA BANK OF GEORGIA, N.A., as Agent and CHEMICAL BANK, as Co-Agent.

                  The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.01. Definitions. The terms as defined in this
Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                  "Acquisition" means any acquisition of the stock in or a significant part of the assets of any Person, other than acquisition of supplies and raw materials in the ordinary course of business.

                  "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/16th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage. The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  "Affiliate" of any Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls such Person (a "Controlling Person"), (ii) any Person which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary) of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" means Wachovia Bank of Georgia, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                  "Agent's Letter Agreement" means that certain letter agreement, dated as of April 3, 1995 between the Borrower and the Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Agent, together with all amendments and modifications thereto.

                  "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

                  "Applicable Margin" has the meaning set forth in
Section 2.06(a).

                  "Assignee" has the meaning set forth in Section 9.08(c).

                  "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

                  "Audited Statements" has the meaning set forth in
Section 2.07(b).

                  "Authority" has the meaning set forth in Section 8.02.

                  "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

                  "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate shall be effective on the date of each such change.

                  "Base Rate Loan" means a Loan to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or Article VIII, as applicable.

                  "Borrower" means The Valspar Corporation, a Delaware corporation, and its successors and its permitted assigns.

                  "Borrowing" means a borrowing hereunder consisting of (i) a "Syndicated Borrowing", if it comprises Syndicated Loans made to the Borrower at the same time by the Banks pursuant to Section 2.01(a), (ii) a "Swing Loan Borrowing", if it comprises Swing Loans made by Wachovia pursuant to Section 2.01(b), or (iii) a "Money Market Borrowing", if it comprises Money Market Loans made by one or more Banks pursuant to Section 2.03. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

                  "Capital Stock" means any capital stock (other than Redeemable Preferred Stock) of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

                  "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 et. seq. and its implementing regulations and amendments.

                  "CERCLIS" means the Comprehensive Environmental
Response Compensation and Liability Inventory System established pursuant to CERCLA.

                  "Change of Law" shall have the meaning set forth in
Section 8.02.

                  "Closing Certificate" has the meaning set forth in
Section 3.01(f).

                  "Closing Date" means the date on which each of the conditions set forth in Section 3.01 has been satisfied.

                  "Co-Agent" means Chemical Bank, a New York banking corporation, in its capacity as co-agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

                  "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                  "Compliance Certificate" has the meaning set forth in
Section 5.01(c).

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                  "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum (without duplication) of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of:

                           (A)      Any surplus resulting from any write-up of
assets subsequent to October 28, 1994, other than a write-up in accordance with GAAP in connection with an Acquisition, to reflect the purchase price of the Acquisition;

                           (B)      All assets which would be treated as
intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense; and

                           (C)      To the extent not included in (B) of this
definition, any amount at which shares of Capital Stock of the Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries.

                  "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

                  "Contribution Agreement" means the Contribution Agreement of even date herewith in substantially the form of Exhibit "K" to be executed by the Borrower and each of the Guarantors.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                  "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business), but only if such obligations are, in accordance with GAAP, recorded on the Borrower's financial books as long term debt (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all outstanding obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, and the net obligation of such Person under any derivative or interest rate protection agreement (and for purposes of this Agreement, the net amount which such Person is obligated to pay under any such agreement upon termination of such agreement shall be deemed to constitute the principal amount of such net obligation),
(viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

                  "Debt Rating" means at any time whichever is the lower of the rating of the Borrower's senior unsecured debt by Moody's Investor Service or Standard and Poor's, or if only one of them rates the Borrower's senior unsecured debt, such rating.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

                  "Dollars" or "$" means dollars in lawful currency of the United States of America.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

                  "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                  "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

                  "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                  "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with CERCLA or any comparable state law or any Environmental Requirements.

                  "Environmental Notices" means written notice from any Environmental Authority or by any other person or entity, of alleged material noncompliance with or material liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                  "Environmental Proceedings" means any judicial or administrative proceedings to which the Borrower or any Subsidiary is a party or to which its property is subject, arising from or in any way associated with any Environmental Requirement.

                  "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                  "Environmental Requirements" means any legal requirement relating to the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Euro-Dollar Loan" means a Loan to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

                  "Event of Default" has the meaning set forth in Section
6.01.

                  "Facility Fee" has the meaning set forth in Section
2.07(a).

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions, as determined by the Agent.

                  "Fiscal Quarter" means any fiscal quarter of the Borrower.

                  "Fiscal Year" means any fiscal year of the Borrower.

                  "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guarantor" or "Guarantors" means any one or more or all of the following, as the context shall require: (i) Engineered Polymer Solutions, Inc. a Delaware corporation, and Sunbelt Coatings, Inc., a Mississippi corporation, which are the only Guarantors as of the Closing Date; and (ii) any Wholly Owned Domestic Subsidiary which becomes a Guarantor pursuant to Section 5.19.

                  "Guaranty" means the Guaranty Agreement of even date herewith in substantially the form of Exhibit "J" to be executed by the Guarantors, unconditionally and jointly and severally Guaranteeing payment of the Loans, the Notes and all other obligations of the Borrower to the Agent and the Banks hereunder, including without limitation all principal, interest, fees, costs, and compensation and indemnification amounts.

                  "Hazardous Materials" includes, without limitation, (a) solid waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any applicable state law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, or (d) pesticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                  "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

                  (a) any Interest Period (subject to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

(3) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Money Market Quote; provided that:

                  (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

                  "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office or such other office as such Bank may hereafter designate as its Lending Office) by notice to the Borrower and the Agent.

                  "Leverage Ratio" means the ratio of Total Funded Debt to Total Capitalization.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease (but not an operating lease) or other title retention agreement relating to such asset.

                  "Loan" means a Base Rate Loan, Euro-Dollar Loan, Syndicated Loan, Swing Loan or Money Market Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Syndicated Loans, Swing Loans or Money Market Loans, any or all of them, as the context shall require.

                  "Loan Documents" means this Agreement, the Notes, the Contribution Agreement (as to the Borrower), any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

                  "London Interbank Offered Rate" applicable to any EuroDollar Loan means for the Interest Period of such Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Loan offered for a term comparable to such Interest Period, which rates appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that (i) if more than one such offered rate appears on the Reuters Screen LIBO Page, the "London Interbank Offered Rate" will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of such offered rates; (ii) if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of rates quoted by not less than two major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan.

                  "Margin Stock" means "margin stock" as defined in Regulations G, T, U or X.

                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, has resulted or is likely to result in a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, or properties of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Banks under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

                  "Money Market Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-3, evidencing the obligation of the Borrower to repay Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                  "Money Market Loans" means Loans made pursuant to the terms and conditions set forth in Section 2.03 hereof.

                  "Money Market Quote" has the meaning specified in
Section 2.03.

                  "Money Market Quote Request" has the meaning specified in Section 2.03.

                  "Money Market Rate" has the meaning specified in
Section 2.03.

                  "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

                  "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                  "Net Proceeds of Capital Stock" means any cash proceeds received by the Borrower or a Consolidated Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

                  "Notes" means, individually and collectively, as the context shall require, each of the Syndicated Loan Notes, Swing Loan Notes and Money Market Loan Notes.

                  "Notice of Borrowing" has the meaning set forth in
Section 2.02.

                  "Participant" has the meaning set forth in Section
9.08(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Performance Pricing Determination Date" has the meaning set forth in Section 2.07(b).

                  "Permitted Acquisitions" means any Acquisition of the stock in or assets of a Person in a similar line of business as the Borrower or any Subsidiary.

                  "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                  "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                  "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                  "Quarterly Date" means the last day of each Fiscal
Quarter.

                  "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                  "Refunding Loan" means a new Loan made on the day on which an outstanding Loan is maturing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan, excluding any difference between the amount of such maturing Loan and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.02(c) or remitted to the Agent as provided in Section 2.12, in each case as contemplated in Section 2.02(d).

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Reported Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

                  "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of (i) Syndicated Loans and (ii) Money Market Loans.

                  "Stated Maturity Date" means, with respect to any Money Market Loan, the Stated Maturity Date therefor specified by the Bank in the applicable Money Market Quote.

                  "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                  "Swing Loan" means a Loan made by Wachovia pursuant to Section 2.01(b), which must be a Base Rate Loan.

                  "Swing Loan Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                  "Syndicated Loans" means Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01.

                  "Syndicated Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                  "Termination Date" means April 20, 2000.

                  "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                  "Total Capitalization" means the sum of (i) Stockholders' Equity and (ii) Total Funded Debt.

                  "Total Funded Debt" means all of the following types of Debt of the Borrower and its Consolidated Subsidiaries (i) obligations for borrowed money or evidenced by bonds, debentures, notes or other similar instruments,
(ii) obligations as lessee under capital leases, (iii) obligations to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, but only to the extent such obligations are in excess of an aggregate amount of $10,000,000, (iv) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), and (v) obligations of Persons other than the Borrower or any Guarantor which are Guaranteed by the Borrower or any Consolidated Subsidiary.

                  "Transferee" has the meaning set forth in Section
9.08(d).

                  "Unaudited Statements" has the meaning set forth in
Section 2.07(b).

                  "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans.


                  "Utilization Fee" has the meaning set forth in Section
2.06(a).

                  "Wachovia" means Wachovia Bank of Georgia, N.A., a national banking association, and its successors.

                  "Wholly Owned Domestic Subsidiary" means any Wholly Owned Subsidiary created under the laws of the United States of America or any state thereof.

                  "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

                  SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events (A) the Agent and the Borrower will attempt to agree upon appropriate changes to the financial covenants for approval by the Required Banks, and (B) if the Required Banks have not approved any such changes within 30 days after such objection, such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01, shall mean the financial statements referred to in Section 4.04).

                  SECTION 1.03. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

                  SECTION 1.04. Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

                  SECTION 1.05. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                   ARTICLE II

                                  THE CREDITS

                  SECTION 2.01. Commitments to Lend. (a) Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that,
(i) immediately after each such Syndicated Loan is made, the aggregate principal amount of Syndicated Loans by such Bank shall not exceed the amount of its Commitment, and (ii) the aggregate amount of all Syndicated Loans, Swing Loans and Money Market Loans outstanding shall not exceed the aggregate of all of the Commitments. Each (A) Base Rate Borrowing under this Section 2.01 shall be in an aggregate principal amount of $2,000,000 or any larger multiple of $1,000,000 and (B) Euro-Dollar Borrowing shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Syndicated Borrowings may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Any Bank's Money Market Loans shall not reduce such Bank's Commitment, or be included in calculating its Unused Commitment, for purposes of future Borrowings under this Section 2.01. Within the foregoing limits, the Borrower may borrow under this Section 2.01, repay or, to the extent permitted by Section 2.10, prepay Syndicated Loans and reborrow under this Section 2.01 at any time before the Termination Date.

         (b) Swing Loans. In addition to the foregoing, Wachovia shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in Article III have been satisfied, and so long as the aggregate Unused Commitments are not less than $5,000,000, make Swing Loans to the Borrower in an aggregate principal amount at any time outstanding not exceeding $5,000,000; provided that, immediately after such Swing Loan is made, the aggregate amount of all Syndicated Loans, Swing Loans and Money Market Loans outstanding shall not exceed the aggregate of all of the Commitments. Each Swing Loan Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and reborrow under this Section 2.01(b) at any time before the Termination Date. Swing Loans shall not be considered a utilization of the Commitment of Wachovia or any other Bank hereunder. All Swing Loans shall be made as Base Rate Loans. At any time, upon the request of Wachovia, each Bank other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans. On such third Domestic Business Day, each Bank will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Bank its participating interest in a Swing Loan, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Agent is required to be returned, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower, the Parent or any other Person; (iv) any breach of this Agreement by the Borrower or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  SECTION 2.02. Method of Borrowing. (a) The Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, on the same day for a Base Rate Borrowing, and at least 3 Euro-Dollar Business Days' prior to each Euro-Dollar Borrowing (all notices being effective on the day delivered so long as the Agent shall have received same prior to 12:00 P.M. (noon), Atlanta, Georgia time) specifying:

                         (i) the date of such Borrowing, which shall be a
                    Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                         (ii) the aggregate amount of such Borrowing,

                         (iii) whether such Borrowing is to be a Swing Loan
                    Borrowing or a Syndicated Borrowing, and if the latter, whether the Syndicated Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

                         (iv) in the case of a Euro-Dollar Borrowing, the
                    duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                      (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing (unless it is a Swing Loan Borrowing) and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                      (c) Not later than 2:00 P.M. (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address not later than 4:30 P.M. (Atlanta, Georgia time) on the date of any relevant Syndicated Borrowing. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to Section 9.01, (i) in the case of a Base Rate Borrowing, no later than 2:30 P.M. (Atlanta, Georgia time) on the same day as such Base Rate Borrowing and (ii) in the case of any other type of Syndicated Borrowing, no later than 4:00 P.M. (Atlanta, Georgia time) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Loan in connection with such Syndicated Borrowing, the Agent shall be entitled to assume that such Bank will make a Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Agent makes any such Bank's ratable share of a Borrowing available to the Borrower, the Agent shall promptly notify (which notice may be telephonic) the Borrower of the identity of the Bank for whom such funds were advanced and the amount of such advance. The Agent shall promptly notify (which notice may be telephonic) the Borrower of the details of any notice received from any Bank stating that any such Bank does not intend to make its ratable share of funds available in connection with any relevant Borrowing. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent upon prior notice to the Borrower), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, Wachovia will make available to the Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Loan Borrowing.

                      (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

                      (e) Notwithstanding anything to the contrary contained in this Agreement, including, without limitation Section 2.01 and
Section 2.03, no Euro-Dollar Borrowing or Money Market Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived.

                      (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Syndicated Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans.

                      (g) Notwithstanding anything to the contrary contained herein, including, without limitation Section 2.01 and Section 2.03, there shall not be more than 8 Euro-Dollar Loans and/or Money Market Loans outstanding at any given time.

                      SECTION 2.03. Money Market Loans. (a) In addition to making Syndicated Borrowings, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

                      (i) there may be no more than 8 Euro-Dollar Loans and/or Money Market Loans outstanding at any given time; and

                      (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans and Swing Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time.

                      (b) When the Borrower wishes to request offers to make Money Market Loans, it shall give the Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit H hereto (a "Money Market Quote Request") so as to be received no later than 12:00 P.M. (noon) (Atlanta, Georgia time) at least 2 Euro-Dollar Business Days prior to the date of the Money Market Borrowing proposed therein (or such other time and date as the Borrower and the Agent, with the consent of the Required Banks, may agree), specifying:

                      (i) the proposed date of such Money Market Borrowing, which shall be a Euro-Dollar Business Day (the "Borrowing Date");

                      (ii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date may be any date selected by the Borrower occurring during the period from and including 7 days to and including 180 days from the date of such Money Market Borrowing); provided, that the Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such Money Market Quote Request); and

                      (iii) the aggregate amount of principal to be received by the Borrower as a result of such Money Market Borrowing, which shall be at least $5,000,000 (and in larger integral multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

The Borrower may request offers to make Money Market Loans having up to 3 different Stated Maturity Dates in a single Money Market Quote Request; provided, that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the preceding sentence, after the first Money Market Quote Request has been given hereunder, no Money Market Quote Request shall be given until at least 5 Domestic Business Days after all prior Money Market Quote Requests have been fully processed by the Agent, the Banks and the Borrower pursuant to this Section 2.03.

                      (c) (i) Each Bank may, but shall have no obligation to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit I hereto (a "Money Market Quote") in response to any Money Market Quote Request; provided, that, if the Borrower's request under Section 2.03(b) specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Agent not later than 10:30 A.M. (Atlanta, Georgia time) on the Borrowing Date; provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 10:15 A.M. (Atlanta, Georgia time) on the Borrowing Date (or 15 minutes prior to the time that the other Banks must have submitted their respective Money Market Quotes). Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                  (ii) Each Money Market Quote shall specify:

                                  (A)      the proposed Borrowing Date and the
                      Stated Maturity Date therefor;

                                  (B) the principal amounts of the Money Market
                      Loan which the quoting Bank is willing to make for the applicable Money Market Quote, which principal amounts (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $1,000,000 or a larger integral multiple of $1,000,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                                  (C) the rate of interest per annum (rounded
                      upwards, if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan, (such amounts being hereinafter referred to as the "Money Market Rate"); and

                                  (D)      the identity of the quoting Bank.

         Unless otherwise agreed by the Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the maximum principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period).

                      (d) The Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 11:30 A.M. (Atlanta, Georgia time)) on the Borrowing Date, notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

                      (e) Not later than 12:00 P.M. (noon) (Atlanta, Georgia time) on the Borrowing Date, the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Agent shall promptly notify each affected Bank. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity Date) that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

                      (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                      (ii) the aggregate principal amount of each Money Market Loan comprising a Money Market Borrowing shall be at least $5,000,000 (and in larger multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

                      (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

                      (iv) the Borrower may not accept any offer where the Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).

If offers are made by 2 or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                      (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 1:30 P.M. (Atlanta, Georgia time) on the Borrowing Date, make the appropriate amount of such Money Market Loan available to the Agent at its address referred to in Section 9.01 in immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:30 P.M. (Atlanta, Georgia time), in an account of such Borrower maintained with Wachovia.

                      SECTION 2.04. Notes. (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of $5,000,000.

                      (b) The Money Market Loans made by any Bank to the Borrower shall be evidenced by a single Money Market Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of the aggregate Commitments.

                      (c)         Upon receipt of each Bank's Notes pursuant to
Section 3.01, the Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Bank's Notes shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Notes; provided, that the failure of any Bank to make any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required. In order to verify the Loans outstanding from time to time, at the request of the Borrower, the Agent shall furnish the Borrower with its records of transactions under this Agreement, in reasonable detail.

                      SECTION 2.05. Maturity of Loans.  (a) Each Syndicated
Loan included in any Syndicated Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                      (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable upon the Stated Maturity Date therefor.

                      (c) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Termination Date.

                      SECTION 2.06. Interest Rates.  (a)  "Applicable
Margin" means:

         (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00%, and (y) for any Euro-Dollar Loan, 0.20%; and

         (ii) from and after the first Performance Pricing Determination Date,
(x) for any Base Rate Loan, 0.00% and (y) for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and whichever is better of the Leverage Ratio or the Debt Rating for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

         "Utilization Fee" means a fee which accrues on any day on which the Loans (including Refunding Loans) outstanding exceed 50% of the aggregate Commitments, calculated in the manner provided in Section 2.06(a)(ii), on the aggregate amount of the Euro-Dollar Loans on such day, at a rate per annum equal to: (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, 0.05%; and (ii) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and whichever is better of the Leverage Ratio or the Debt Rating for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date. The Utilization Fee shall be payable for each Interest Period during which it is applicable on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof.


=====================================================================================================================
Leverage                       <= 0.15          > 0.15            0.30            > 0.45            > 0.50
Ratio                                             and              and              and
                                                <=0.30           <= 0.45          <= 0.50

Debt Rating                     A2 or             A3              Baa1           Baa2 or            Below
                               better                                            Baa3               Baa3

                                A or              A-              BBB+           BBB or             Below
                               better                                            BBB-               BBB-
- ---------------------------------------------------------------------------------------------------------------------
Applicable                       0.18             0.20             0.26            0.30               0.50
Margin
- ---------------------------------------------------------------------------------------------------------------------
Utilization                      0.00             0.05             0.05            0.05               0.05
Fee
=====================================================================================================================

                             Each Base Rate Loan shall bear interest
on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such date plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                      (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of (i) the Applicable Margin, plus
(ii) the applicable Adjusted London Interbank Offered Rate for such Interest Period plus (iii) the Utilization Fee, if applicable. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                      (c) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                      (d) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate, payable on the last day of the relevant Interest Period therefor, subject to the provisions clause (iii) at the end of Section 6.01.


                      SECTION 2.07. Fees; Calculations. (a) The Borrower shall pay to the Agent for the ratable account of each Bank a facility fee (the "Facility Fee") on the maximum amount of the aggregate Commitments in effect for any relevant period, irrespective of usage, calculated in the manner provided in
Section 2.06(a)(ii), at a rate per annum equal to (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, 0.10%; and (ii) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and whichever is better of the Leverage Ratio or the Debt Rating for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date. The Facility Fee shall accrue at all times from and including the Closing Date to but excluding the Termination Date and shall be payable, in arrears, on each Quarterly Date and on the Termination Date.


==================================================================================================================
Leverage                    <= 0.15         >0.15            > 0.30           > 0.45             > 0.50
Ratio                                        and               and             and
                                            <=0.30           <= 0.45          <= 0.50

Debt Rating                  A2 or            A3              Baa1            Baa2 or            Below
                            better                                            Baa3               Baa3

                             A or             A-              BBB+            BBB or             Below
                            better                                            BBB-               BBB-
- ------------------------------------------------------------------------------------------------------------------
   Facility                   0.09            0.10             0.14            0.18               0.25
     Fee
==================================================================================================================

                      (b) In determining the amounts to be paid by the Borrower pursuant to Sections 2.06(b), and 2.07(a), the Borrower and the Banks shall refer both to the Borrower's Debt Rating from time to time and to its most recent financial statements delivered to the Banks pursuant to Section 5.01(a) (together with the Compliance Certificate delivered in connection therewith, the "Audited Statements") and Section 5.01(b) (together with the Compliance Certificate delivered in connection therewith, the "Unaudited Statements". For purposes hereof, "Performance Pricing Determination Date" shall mean (i) each date that occurs 45 days after the end of each of the first 3 Fiscal Quarters, and 90 days after the end of the last Fiscal Quarter, of the Borrower and (ii) each date on which the Debt Rating changes. Each change in interest and fees as a result of a change in Debt Rating or as a result of a change in Leverage Ratio as reflected in the Audited Statements or the Unaudited Statements shall be effective only for Loans (including Refunding Loans) which are made on or after the relevant Performance Pricing Determination Date. All determinations hereunder shall be made by the Agent unless the Required Banks shall object to any such determination. The Borrower shall promptly notify the Agent of any change in the Debt Rating.

                      (c) The Borrower shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

                      SECTION 2.08. Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent (which notice the Agent shall promptly forward to the Banks), terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000, or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be due and payable on the effective date of such termination.

                      SECTION 2.09. Termination of Commitments.  The
Commitments shall terminate on the Termination Date and any Loans (together with accrued interest thereon) then outstanding shall be due and payable on such date.

                      SECTION 2.10. Optional Prepayments. (a) The Borrower may, upon at least 1 Domestic Business Day's notice to the Agent (which notice the Agent shall promptly forward to the Banks) and payment to the Agent, for the ratable benefit of the Banks, of any amounts required by Section 8.05, prepay any Base Rate Borrowing (to the extent not precluded by Section 2.10(b)) in whole or in part at any time, in a minimum amount of $5,000,000, or any larger multiple of $1,000,000 (except Swing Loans may be prepaid in a minimum amount of $100,000) by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks (or of Wachovia, in the case of Swing Loans) included in such relevant Borrowing.

                      (b) The Borrower may not prepay all or any portion of the principal amount of any Money Market Loan or Euro-Dollar Loan prior to the end of the relevant Stated Maturity Date or Interest Period, respectively, applicable to such Loan.

                      (c) Upon receipt of a notice of prepayment pursuant to this Section 2.10, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                      SECTION 2.11. Mandatory Prepayments. On each date on which the Commitments are reduced pursuant to Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Loans (together with interest accrued thereon), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the amount of the aggregate Commitments as then reduced. All such prepayments shall be applied first to the Swing Loan Note and then to the Syndicated Loan Notes.

                      SECTION 2.12. General Provisions as to Payments.
(a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 P.M. (Atlanta, Georgia time) on the date when due, without offset, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in
Section 9.01. The Agent will promptly distribute to Wachovia each such payment received by the Agent on account of the Swing Loans, and to each Bank (and, following the occurrence and during the continuance of an Event of Default, for application by such Bank against amounts owing to such Bank by the Borrower in such order as such Bank shall elect) its ratable share of each such payment received by the Agent for the account of the Banks; provided, that, should the Agent actually receive any relevant payment from the Borrower prior to 1:00 P.M. (Atlanta, Georgia time) on the date when due, the Agent shall remit (by wire or otherwise) to such Bank each such Bank's ratable portion of any payment received by the Agent prior to 5:00 P.M. (Atlanta, Georgia time).

                      (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or Money Market Loans shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

                      (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

                      Each Bank which is not organized under the laws of the United States of America or a state thereof agrees, as soon as practicable after request by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided, that, if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

                      In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

                      Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.12(c) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                      SECTION 2.13. Computation of Interest and Fees.
Interest on the Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period or Stated Maturity Date, as applicable, from and including the first day thereof to but excluding the last day thereof. Utilization Fees, Facility Fees and any other fees payable hereunder from time to time shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE III

                      CONDITIONS TO CLOSING AND BORROWINGS

                      SECTION 3.01. Conditions to Closing.  The Closing
Date shall not occur until the Agent has received each of the following (as to the documents described in paragraphs (a),(d), (e) and (f) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Agent):

                      (a) from each of the parties hereto of a duly executed counterpart of this Agreement signed by such party;

                      (b) a duly executed (i) Syndicated Loan Note and (ii) Money Market Loan Note for the account of each Bank, and (iii) Swing Loan Note for the account of Wachovia, in each case complying with the provisions of Section 2.04;

                      (c) from the Guarantors, a duly executed Guaranty and from the Borrower and the Guarantors, a duly executed Contribution Agreement;

                      (d) an opinion letter (together with any opinions of local counsel relied on therein) of Lindquist & Vennum, special counsel for the Borrower and the Guarantors, substantially in the form of Exhibit B, dated as of the Closing Date, and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request;

                      (e) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

                      (f) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the Closing Date,
         (ii) the representations and warranties of the Borrower contained in
         Article IV are true on and as of the Closing Date and (iii) since October 28, 1994, there has been no event, act, condition or occurrence having a Material Adverse Effect;

                      (g) all documents which the Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Notes, and the other Loan Documents or the Guaranty and any other matters relevant hereto, or thereto, all in form and substance reasonably satisfactory to the Agent, including, without limitation, a certificate of incumbency of the Borrower and the Guarantors, signed by the Secretary or an Assistant Secretary of the Borrower and the Guarantors, certifying as to the names, true signatures and incumbency of the officer or officers, respectively, of the Borrower or the Guarantors, as applicable, authorized to execute and deliver the Loan Documents or the Guaranty and Contribution Agreement, as applicable, and certified copies of the following items, for the Borrower and the Guarantors: (i) Certificate/Articles of Incorporation, (ii) Bylaws, (iii) a certificate of the Secretary of State of the state of incorporation as to the good standing of each as a corporation in that state, and (iv) the action taken by the Board of Directors authorizing the execution, deliery and performance of this Agreement, the Notes, and the other Loan Documents, or the Guaranty and Contribution Agreement, as applicable; and

                      (h) evidence satisfactory to the Agent that the Revolving Credit Loan Agreement dated as of December 29, 1986, as amended, between the Borrower and the banks parties thereto, now consisting of First Bank National Association and Norwest Bank of Minnesota, National Association, has been terminated and all obligations thereunder have been paid in full.

                      SECTION 3.02. Conditions to All Borrowings. The obligation of each Bank to make a Syndicated Loan on the occasion of each Syndicated Borrowing, or of Wachovia to make a Swing Loan, other than a Borrowing which consists solely of a Refunding Loan, is subject to the satisfaction of the following conditions:

                      (a) receipt by the Agent of a Notice of Borrowing;

                      (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                      (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

                      (d) the fact that, immediately after such Borrowing, (i) the aggregate outstanding principal amount of the Syndicated Loans of each Bank will not exceed the amount of its Commitment and (iii) the aggregate amount of all Syndicated Loans, Swing Loans and Money Market Loans outstanding will not exceed the aggregate of all of the Commitments.

Each Borrowing (whether it is a Syndicated Borrowing, Swing Loan Borrowing or Money Market Borrowing) hereunder, other than a Borrowing which consists solely of a Refunding Loan, shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section, except to the extent they relate to a particular date only.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                      The Borrower and (by execution and delivery of the Guaranty) each Guarantor (with respect to itself only, as a Subsidiary) represents and warrants that:

                      SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, the failure to be so qualified could have or cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                      SECTION 4.02. Corporate and Governmental
Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents, and the Guaranty and the Contribution Agreement (i) are within the Borrower's and the Guarantors' respective corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or any Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                      SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents and the Guaranty and Contribution Agreement, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower and the Guarantors, respectively, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                      SECTION 4.04. Financial Information.   The balance
sheet of the Borrower and the Consolidated Subsidiaries as of October 28, 1994 and the related statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the financial position of the Borrower as of such dates and their results of operations and cash flows for such period stated.

                      SECTION 4.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower and the Guarantors threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents or the Guaranty or the Contribution Agreement.

                      SECTION 4.06. Compliance with ERISA.  (a) The
Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

                      (b) Neither the Borrower nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability is expected to be incurred.

                      SECTION 4.07. Compliance with Laws; Payment of Taxes.
The Borrower and its Subsidiaries are in compliance in all material respects with all applicable laws, regulations and similar requirements of governmental authorities, except for the matters disclosed in Schedule 4.14 or where such compliance is being contested in good faith through appropriate proceedings, except where the failure to comply would not have or cause a Material Adverse Effect. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid or are being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. United States income tax returns of the Borrower and its Subsidiaries have been examined and closed through the Fiscal Year ended October 27, 1989.

                      SECTION 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to qualify or have any such license, authorization, consent or approval would not have or cause a Material Adverse Effect. The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, or as described in a Compliance Certificate furnished pursuant to Section 5.01(c), in each case which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

                      SECTION 4.09. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                      SECTION 4.10. Public Utility Holding Company Act.
Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                      SECTION 4.11. Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.09.

                      SECTION 4.12. No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                      SECTION 4.13. Full Disclosure. All information heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

                      SECTION 4.14. Environmental Matters. (a) Except for the matters disclosed in Schedule 4.14, neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. To the best knowledge of the Borrower, except for the matters disclosed in Schedule 4.14, none of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

                      (b) Except for the matters disclosed in Schedule 4.14, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials used or otherwise handled, to the best knowledge of the Borrower, in the ordinary course of business in compliance with all applicable Environmental Requirements, except where the failure to comply would not have or cause a Material Adverse Effect.

                      (c) Except for the matters disclosed in Schedule 4.14, the Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and, to the best knowledge of the Borrower, is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses, except where the failure to comply would not have or cause a Material Adverse Effect.

                      SECTION 4.15. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued. All outstanding securities (whether debt or equity) of the Borrower and its Subsidiaries were registered under the federal and any applicable state securities laws or were issued in transactions which were exempt from registration under such laws; provided, that as to any Subsidiary acquired but not created by the Borrower, the foregoing is made to the best of the Borrower's knowledge. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower, and all such shares owned by the Borrower are free and clear of any Lien or adverse claim.

                      SECTION 4.16. Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

                      SECTION 4.17. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," within the meaning of such term as defined in ss. 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.


                                   ARTICLE V

                                   COVENANTS

                      The Borrower and (by execution and delivery of the Guaranty) each Guarantor (with respect to itself only, as a Subsidiary) agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

                      SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

                      (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form, to the extent required by GAAP, the figures for the previous fiscal year, all certified by Ernst & Young or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not reasonably acceptable to the Required Banks; provided, however, that an exception or qualification (i) with respect to the lack of a prior Fiscal Year or of the type described in Section 1.02 shall not be subject to the foregoing, and (ii) shall be deemed acceptable to the Required Banks if no objection has been made in writing to the Borrower by or on behalf of the Required Banks within 30 days after delivery of the relevant financial statements pursuant hereto;

                      (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form, to the extent required by GAAP, the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer, the treasurer or the chief accounting officer of the Borrower, pursuant to the Compliance Certificate;

                      (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer, the treasurer or the chief accounting officer of the Borrower (i) containing the certification required by Section 5.01(b), (ii) listing any new Subsidiaries not listed on Schedule 4.08 or in any prior Compliance Certificate, (iii) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03, 5.04, 5.06 and 5.09(e) on the date of such financial statements and (iv) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                      (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default under any of Sections 5.03, 5.04, 5.06 and 5.09(e) existed on the date of such financial statements;

                      (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer, the treasurer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                      (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                      (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                      (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or
         (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice; and

                      (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

                      SECTION 5.02. Inspection of Property, Books and
Records. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

                      SECTION 5.03. Leverage Ratio. The Leverage Ratio will not at any time exceed 0.60 to 1.0, calculated at the end of each Fiscal Quarter.

                      SECTION 5.04. Minimum Shareholders' Equity.
Shareholders' Equity will at no time be less than $145,000,000 plus the sum of
(i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after the end of the first Fiscal Quarter of the 1995 Fiscal Year (taken as one accounting period), calculated quarterly but excluding from such calculations of Reported Net Income for purposes of this clause (i), any quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Closing Date, calculated quarterly.

                      SECTION 5.05. Acquisitions. Neither the Borrower nor any of its Subsidiaries shall make any Acquisitions, provided, that Permitted Acquisitions may be made if, after giving effect thereto, no Default or Event of Default would be caused thereby (giving effect thereto on a pro forma basis as to financial covenants).

                      SECTION 5.06. Negative Pledge. Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                      (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $5,000,000;

                      (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

                      (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                      (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

                      (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

                      (f) Liens securing Debt owing by any Subsidiary to the Borrower;

                      (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                      (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                      (i) any Lien on Margin Stock;

                      (j) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding which, together with the amount of Debt secured by Liens permitted by the foregoing paragraphs (a) through (i), does not exceed 10% of Consolidated Tangible Net Worth; and

                      (k) any bankers' Lien, common law Lien or other Lien in favor of the depository bank with respect to any deposit account of the Borrower or any Subsidiary.

                      SECTION 5.07. Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary which is a Guarantor to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

                      SECTION 5.08. Dissolution. The Borrower shall not permit any of its Subsidiaries which are Guarantors to dissolve or liquidate either in whole or in part or redeem or retire any shares of its own stock, except through corporate reorganization to the extent permitted by Section 5.09.

                      SECTION 5.09. Consolidations, Mergers and Sales of
Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer or retire all or any substantial part of its assets (other than sales and transfers of inventory or equipment in the ordinary course of business in accordance with historical practices existing prior to the Closing Date) to any other Person, provided that
(a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing,
(b) Subsidiaries of the Borrower may merge with one another, or with and into the Borrower, where the Borrower is the corporation surviving such merger, (c) Guarantors may merge with one another, (d) the Borrower may transfer assets to any Guarantor and any Guarantor may transfer assets to the Borrower or any other Guarantor, and (e) the foregoing limitation on the sale, lease or other transfer or retirement of assets shall not prohibit, during any Fiscal Year, a transfer or retirement of assets (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred, when combined with all other assets transferred during such Fiscal Year, after giving effect to any Acquisitions permitted by Section 5.05 during such Fiscal Year, constituted more than 10% of Consolidated Total Assets at the time of such transfer or retirement; provided, however, that in the event the Borrower is contributing assets to a joint venture for strategic purposes and retaining significant ownership and control over the joint venture, the Banks agree that they will not unreasonably withhold consent to a transfer of assets in excess of the amount permitted by this clause (e).

                      SECTION 5.10. Use of Proceeds. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (ii) for any purpose in violation of any applicable law or regulation.

                      SECTION 5.11. Compliance with Laws; Payment of Taxes.
The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings, except where the failure to comply would not have or cause a Material Adverse Effect. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Agent, the Borrower will set up reserves in accordance with GAAP.

                      SECTION 5.12. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                      SECTION 5.13. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

                      SECTION 5.14. Environmental Notices. Except for the matters described in Schedule 4.14, the Borrower shall furnish to the Banks and the Agent prompt written notice of all material Environmental Liabilities, Environmental Notices and Environmental Judgments and Orders and pending, threatened or anticipated Environmental Proceedings relating to the Borrower or to the Properties.

                      SECTION 5.15. Environmental Matters. The Borrower and its Subsidiaries will not, and will not knowingly permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business, to the best knowledge of the Borrower, in compliance with all applicable Environmental Requirements, except where the failure to comply would not have or cause a Material Adverse Effect.

                      SECTION 5.16. Environmental Release. The Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action with respect to such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

                      SECTION 5.17. More Restrictive Agreements. Should the Borrower or any Subsidiary, while this Agreement is in effect or any Note remains unpaid, issue any Debt for money borrowed in an amount exceeding $10,000,000 in aggregate amount to any lender or group of lenders acting in concert with one another, pursuant to a loan agreement, credit agreement, note purchase agreement, indenture or other similar instrument, which instrument includes covenants, or defaults or events of default (or any other type of restriction which would have the practical effect of any of the foregoing, including, without limitation, any "put" or mandatory prepayment of such debt) other than those set forth herein or in any of the other Loan Documents, the Borrower shall promptly so notify the Agent and the Banks and, if the Agent shall so request by written notice to the Borrower (after a determination has been made by the Required Banks that any of the above-referenced documents or instruments contain any provisions, which either individually or in the aggregate, are more favorable than any of the provisions set forth herein), the Borrower, the Agent and the Banks shall promptly amend this Agreement to incorporate some or all of such provisions, in the discretion of the Agent and the Required Banks, into this Agreement and, to the extent necessary and reasonably desirable to the Agent and the Required Banks, into any of the other Loan Documents, all at the election of the Agent and the Required Banks.

                      SECTION 5.18. Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any material transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate. Upon request of the Agent, the terms of any such agreement shall be disclosed in reasonable detail to the Agent.

                      SECTION 5.19. New Wholly Owned Domestic Subsidiaries to Become Guarantors. Each Wholly Owned Domestic Subsidiary which is acquired or created after the Closing Date shall become a Guarantor at any time by (x) executing and delivering to the Agent a counterpart of the Guaranty and a counterpart of the Contribution Agreement, thereby becoming a party to each of them, (y) delivering to the Agent an opinion of counsel to such Subsidiary substantially in the form of Exhibit B, but limited to such Wholly Owned Domestic Subsidiary, and excluding the Credit Agreement and the Notes from paragraph 2 thereof, and (z) delivering to the Agent documents pertaining to such Wholly Owned Domestic Subsidiary reasonably requested by the Agent of the types described in paragraph (g) of Section 3.01.


                                   ARTICLE VI

                                    DEFAULTS

                      SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                      (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

                      (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.03, 5.04, 5.06 or 5.09(e); or

                      (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by paragraph (a) or (b) above) or any Guarantor shall fail to observe or perform any covenant or agreement in the Guaranty executed by it, and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower or such Guarantor, as applicable, by the Agent at the request of any Bank or (ii) the Borrower or such Guarantor, as applicable, otherwise becomes aware of any such failure; or

                      (d) any representation, warranty, certification or statement made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement, or by any Guarantor in the Guaranty executed by it, shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

                      (e) the Borrower or any Subsidiary or Guarantor shall fail to make any payment in respect of Debt outstanding in an aggregate principal amount in excess of $10,000,000 (other than the Notes) when due or within any applicable grace period; or

                      (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or any Subsidiary or Guarantor in an aggregate principal amount in excess of $10,000,000 (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary or Guarantor); or

                      (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                      (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                      (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

                      (j) A judgment or judgments for the payment of money in excess of the sum of $10,000,000 in the aggregate for the Borrower or any Subsidiary shall be entered against the Borrower or any Subsidiary and the Borrower or any Subsidiary shall not discharge the same in accordance with its terms or procure a stay of execution thereof within 30 days from the date of entry thereof, and within said period of 30 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                      (k) a federal tax lien shall be filed against the Borrower or any Subsidiary or Guarantor under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under
         Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                      (l) (i) any Person (other than the Borrower) or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not any one of the following (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B);

then, and in every such event, (i) the Agent shall if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) any Bank may terminate its obligation to fund a Money Market Loan in connection with any relevant Money Market Quote, and (iii) the Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes (including the Swing Loan Note) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph
(g) or (h) above occurs with respect to the Borrower or any Guarantor, without any notice to the Borrower or any Guarantor or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

                      SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                  ARTICLE VII

                                   THE AGENT

                      SECTION 7.01. Appointment; Powers and Immunities.
Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

                      SECTION 7.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, facsimile transmission, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                      SECTION 7.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans or fees payable hereunder) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans or fees payable hereunder whether or not it has received any notice of the occurrence of such nonpayment. The Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                      SECTION 7.04. Rights of Agent as a Bank. With respect to the Loans made by it, Wachovia in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity. The Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

                      SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by or on behalf of the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                      SECTION 7.06  CONSEQUENTIAL DAMAGES.  NEITHER THE
AGENT NOR THE CO-AGENT SHALL BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                      SECTION 7.07. Payee of Note Treated as Owner.  The
Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

                      SECTION 7.08. Nonreliance on Agent, Co-Agent and
Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent, the Co-Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, the Co-Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Neither the Agent nor the Co-Agent shall be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, neither the Agent nor the CoAgent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent or the Co-Agent.

                      SECTION 7.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section
7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

                      SECTION 7.10. Resignation or Removal of Agent.
Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                                  ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

                      SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

                      (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                      (b) the Required Banks advise the Agent that the London Interbank Offered Rate, as reasonably determined by the Agent, will not adequately and fairly reflect the cost to such Banks of funding Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. After any Bank has provided notice to the Borrower in connection with this Section 8.01, unless the Borrower notifies the Agent on or before the date of any such relevant Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

                      SECTION 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall reasonably determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                      SECTION 8.03. Increased Cost and Reduced Return.  (a)
If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                      (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Loans, Notes, or its obligation to make Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Loans or any other amounts due under this Agreement in respect of its Loans or its obligation to make Loans (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

                      (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                      (iii) shall impose on any Bank (or its Lending Office) or on the United States market or the London interbank market any other condition affecting its Loans, Notes, or its obligation to make Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount reasonably determined by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                      (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) or any Person controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's or such controlling Person's capital as a consequence of its obligations hereunder to a level below that which such Bank or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such controlling Person's policies with respect to capital adequacy) by an amount reasonably determined by such Bank or such controlling Person to be material, then from time to time, within 15 days after demand by such Bank or such controlling Person, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such controlling Person for such reduction.

                      (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall constitute rebuttable presumptive evidence of the amounts to be paid in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                      (d) The provisions of this Section 8.03: (i) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee; and (ii) shall constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                      SECTION 8.04. Base Rate Loans Substituted for
Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                      (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

                      (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

                      SECTION 8.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

                      (a) any payment or prepayment (pursuant to Section 8.02 or otherwise) of a Euro-Dollar Loan or Money Market Loan on a date other than the last day of an Interest Period for such Loan; or

                      (b) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to
Section 2.02, or to borrow a Money Market Loan on the date for the Money Market Borrowing of which such Money Market Loan is a part specified in the applicable Money Market Loan Quote accepted pursuant to Section 2.03; such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan or Money Market Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan or Money Market Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan or Money Market Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market, or other relevant market with respect to Money Market Loans.


                                   ARTICLE IX

                                 MISCELLANEOUS

                      SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or such other address or facsimile number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when such telecopy is transmitted to the facsimile number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

                      SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                      SECTION 9.03. Expenses; Documentary Taxes.  The
Borrower shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Banks and the Agent, in connection with any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Agent and the Banks, including fees and disbursements of counsel (including in-house counsel), in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

                      SECTION 9.04. Indemnification. The Borrower shall indemnify the Agent, the Co-Agent, the Banks and each affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Agent, the Co-Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent, the Co-Agent and each Bank, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

                      SECTION 9.05 Setoff; Sharing of Setoffs. (a) The Borrower agrees that the Agent, the Co-Agent and each Bank, and Wachovia as to the Swing Loan Note, and each Affiliate of the Agent and each Bank and Wachovia shall have a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or any such Bank or Affiliate or otherwise in the possession or control of the Agent, the Co-Agent or any such Bank or Wachovia or Affiliate for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent, the Co-Agent or any such Bank or Wachovia or Affiliate, whether now existing or hereafter established hereby authorizing the Agent, the Co-Agent and each Bank and Wachovia or Affiliate at any time or times during the existence of an Event of Default with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Agent, the Co-Agent or Wachovia then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent, the Co-Agent or any such Bank or Wachovia or Affiliate as soon as the same may be put in transit to it by mail or carrier or by other bailee.

                      (b) Each Bank agrees that if it shall (directly or through an Affiliate), by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
(i) nothing in this Section shall impair the right of any Bank or Affiliate thereof to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                      SECTION 9.06. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder,
(iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release or reduce the liability of the obligor under any Guarantee given to support payment of the Loans.

                      (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

                      SECTION 9.07. No Margin Stock Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

                      SECTION 9.08. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

                      (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan having a term in excess of 1 year, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of
Article VIII with respect to its participation in Loans outstanding from time to time.

                      (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or in the case of its Syndicated Loans and Commitments and Money Market Loans, a proportionate part of all its Syndicated Loans and Commitments and Money Market Loans, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank, subject to clause (iii) below, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $10,000,000, (iii) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrower and the Agent, which consent shall not be unreasonably withheld, and (iv) a Bank may not have more than 2 Assignees that are not then Banks at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,500 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to such Assignee.

                      (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

                      (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of
Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                      (f) Anything in this Section 9.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

                      SECTION 9.09. Confidentiality. Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency,
(iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder,
(vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09; provided, that, should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, any relevant Bank shall, unless legally prohibited from doing so, promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

                      SECTION 9.10. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes Loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however that, subject to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

                      SECTION 9.11. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

                      SECTION 9.12. Georgia Law.  This Agreement and each
Note shall be construed in accordance with and governed by the law of the State of Georgia.

                      SECTION 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

                      SECTION 9.14. Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable, against the Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Agent and each Bank shall, to the maximum extent permitted under applicable law,
(i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

                      SECTION 9.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

                      SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction. THE BORROWER (A) AND EACH OF THE BANKS AND THE AGENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN, FOR THE ENFORCEMENT OF THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, AND (D) AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER PRESCRIBED IN SECTION
9.01 FOR THE GIVING OF NOTICE TO THE BORROWER. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE AGENT FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST THE BORROWER PERSONALLY, AND AGAINST ANY ASSETS OF THE BORROWER, WITHIN ANY OTHER STATE OR JURISDICTION.

                      SECTION 9.17. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

THE VALSPAR CORPORATION (SEAL)


By:
Title:

The Valspar Corporation
1101 Third Street South
Minneapolis, Minnesota 55415
Attention: Timothy M. Wesolowski,
Treasurer
Facsimile number: 612-375-7748
Confirmation number: 612-375-7302

COMMITMENTS WACHOVIA BANK OF GEORGIA, N.A., as Agent and as a Bank (SEAL)

$30,000,000
By:
Title:

Lending Office
Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention: Manager, Midwest
Territory
Facsimile number: 404-332-6898
Confirmation number: 404-332-6739

CHEMICAL BANK, as Co-Agent
and as a Bank (SEAL)


$24,000,000
By:
Title:

Lending Office
Chemical Bank
270 Park Avenue
New York, New York 10017

Notice Address
Chemical Bank
c/o Jonathan E. Twichell
Chemical Securities, Inc.
10 South LaSalle Street
23rd Floor
Chicago, Illinois 60603
Facsimile: 312-807-4077
Confirmation number: 312-807-4083


BANK OF AMERICA ILLINOIS,
as a Bank (SEAL)


$24,000,000
By:
Title:

Lending Office
Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697
Attention: Peggy Hayner
Facsimile number: 312-765-2080
Confirmation number: 312-828-4585


FIRST BANK NATIONAL ASSOCIATION,
as a Bank (SEAL)


$24,000,000
By:
Title:

Lending Office
First Bank National Association
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention: Mark R. Olmon
Facsimile number: 612-973-0825
Confirmation number: 612-973-1085



NORWEST BANK MINNESOTA, N.A.,
as a Bank (SEAL)


$24,000,000
By:
Title:

Lending Office
Norwest Bank Minnesota, N.A.
Sixth & Marquette
Minneapolis, Minnesota 55479-0085
Attention: Perry G. Pelos
Facsimile number: 612-667-4145
Confirmation number: 612-667-8609

SOCIETE GENERALE,
as a Bank (SEAL)


$24,000,000
By;
Title:

Lending Office
Societe Generale
181 West Madison Street
Suite 3400
Chicago, Illinois 60602
Attention: Eric Siebert
Facsimile number: 312-578-5099
Confirmation number: 312-578-5003


TOTAL COMMITMENTS:
$150,000,000.00

                                                                     EXHIBIT A-1


SYNDICATED LOAN NOTE

                              As of April 20, 1995


                  For value received, THE VALSPAR CORPORATION, a Delaware
corporation (collectively, the "Borrower"), promises to pay to the order of    ,
a      (the "Bank"), for the account of its Lending Office, the principal sum of
                and No/100 Dollars ($    ), or such lesser amount as shall equal
the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                   This Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of April 20, 1995 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent and Chemical Bank, as Co-Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.


                  IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                                   THE VALSPAR CORPORATION SEAL)


                                                   By:
                                     Title:

                         Syndicated Loan Note (cont'd)

               LOANS AND PAYMENTS OF PRINCIPAL
               Base Rate                 Amount           Amount of
               or Euro-                  of               Principal              Maturity          Notation
Date           Dollar Loan               Loan             Repaid                 Date              Made By


                                                                     EXHIBIT A-2


                                SWING LOAN NOTE

                                Atlanta, Georgia
                                 April 20, 1995


                For value received, THE VALSPAR CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK OF GEORGIA, N.A., a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of Five Million and No/100 Dollars ($5,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans on the dates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                This Swing Loan Note is the Swing Loan Note referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent and Chemical Bank, as Co-Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

                IN WITNESS WHEREOF, the Borrower has caused this Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                                  THE VALSPAR CORPORATION (SEAL)


                                                   By:
                                     Title:


                            Swing Loan Note (cont'd)


               LOANS AND PAYMENTS OF PRINCIPAL
               Amount                  Amount of
               of                      Principal         Maturity               Notation
Date           Loan                    Repaid            Date                   Made By

                                                                     EXHIBIT A-3


                             MONEY MARKET LOAN NOTE

                              As of April 20, 1995


                For value received, THE VALSPAR CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of
                                            , a
(the "Bank"), for the account of its Lending Office, the principal sum of ONE HUNDRED FIFTY MILLION and No/100 Dollars ($150,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                This Note is one of the Money Market Loan Notes referred to in the Credit Agreement dated as of April 20, 1995 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent and Chemical Bank, as Co-Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.


                IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                                  THE VALSPAR CORPORATION (SEAL)


                                                   By:
                                     Title:



                        Money Market Loan Note (cont'd)

               LOANS AND PAYMENTS OF PRINCIPAL
                                    Amount           Amount of                Stated
                Interest            of               Principal                Maturity           Notation
Date            Rate                Loan             Repaid                   Date               Made By